Locomotive and Freight Car
Programs

Tim Heilig

Vice President Mechanical

Good morning. My name is…

Today’s Agenda

Equipment Snapshot

Equipment Teams – Manage Productivity

Develop “Program” Maintenance

Equipment Teams – Manage Expenditures

Generate Acquisition Plans

Manage Leased Equipment

Balance Our Resource Requirements

Introduce New Equipment Technology

Today we are going to cover four topics pertaining to car and locomotive maintenance programs and then talk a little bit about new technology as it pertains to these important assets. But before we do that, let’s take a quick look at our car and locomotive fleets.

12%
6%
12%
14%
38%
18%
Auto Boxcars
Multilevels & Flats
Cov. Hoppers
General Boxcars
Mill Gons & Coils
Coal Gons & O.T. Hoppers

Rail Car Fleet Overview
100,000 Cars

With 100,000 cars, NS has one of the largest and most diverse fleets in the industry. It represents about 13% of the North American rail industry fleet. The composition of our fleet reflects past acquisitions which support our base business and recent investments supporting growth opportunities. Our fleet represents a significant investment with a replacement cost of about $9 billion. Along with price and service, our freight car equipment remains a fundamental component that differentiates Norfolk Southern from the competition.

Locomotive Fleet Composition

The other big component of our rolling stock is locomotives. The Norfolk Southern fleet is 3700 units strong and on the average 16.8 years old. Our fleet is really divided into two segments. First, we have our road fleet with 2350 units pulling freight in intercity service. We also have another 1350 somewhat older locomotives performing switching and local delivery service.

RailPictures.Net - Image Copyright © Chris Starnes - RailCanon

New Evolution Series
Locomotives from GE

Thanks to aggressive acquisitions, the average age of our road fleet is just 10.8 years. Here you see our new Evolutions Series locomotives pulling a coal train in West Virginia. This is the same model locomotive featured in General Electric's national add campaign seen on television. We prefer the 4000 horsepower version using direct current traction motors. Consistent purchases of these 4000 hp DC locomotives has not only conserved capital but has given us a uniform building block for assembling trains in our network where the next train could be a bulk commodity train, an intermodal train or a merchandise train. While we haven’t reached the level of standardization achieved by Southwest Airlines with only Boeing 737 model airplanes in their fleet, we do have one of the most homogeneous locomotive fleets in the industry. We believe this is a strategic advantage.

5552
NS
NORFOLK SOUTHERN
RailPictures.Net - Image Copyright © WILLIAM KLAPP

GP38-2 Locomotives in
Local Service

Just as we have found a 4000 hp hi-adhesion six axle locomotive ideal for road operations we have similarly settled on the Dash 2 series locomotives from Electro Motive Diesel for switching operations and local delivery service. Here you see a pair of the popular GP38-2 models delivering freight. We have over 800 of this type unit and its next of kin, the six axle SD40-2 locomotive, in service. Since 2000, we have removed 12 different locomotive models from our fleet in an effort to achieve standardization and reduce operating expenses. Overall, considering both segments of our fleet, these locomotives represent a replacement cost of about 5 billion dollars.

Today’s Agenda

Equipment Snapshot

Equipment Teams

Having taken a quick look at our fleet, let’s talk for a few minutes about the key role our equipment teams play in managing our car and locomotive fleets.

Locomotive & Freight Car
Equipment Teams

Transportation

Mechanical

Finance

Purchasing.

Labor

Relations

Strategic

Planning

Marketing

Integrated Process

With Linked Goals

To delve a little deeper into how these teams operate, our concept is to integrate multiple railroad functions at the team level to make sure we are considering all the pertinent perspectives. Consequently, these two cross functional teams, one for freight cars and a second for locomotives, have representatives from Transportation, Mechanical, Marketing, Purchasing, Finance, Strategic Planning and Labor Relations. At the team level we encourage discussion around different view points. Over time, we have learned the robust nature of this process gives us confidence in the recommendations of our teams. Each team reports to our senior executive group.

In short , this integrated process provides the catalyst to align department and corporate goals. By linking the institutional knowledge of the cross functional team members, an optimal plan is generated to meet long-term equipment needs.

Today’s Agenda

Equipment Snapshot

Equipment Teams – Manage Productivity

Develop “Program” Maintenance

Our equipment teams play a key role in developing the “program” work we perform each year. By “program” work, we mean deliberately planned maintenance activities of defined scope for cars and locomotives. These programs are funded by a combination of capital and expense dollars.

“Program” Work

Enhances Asset Life

Engine Overhaul

“Program" work, as it is called, serves several purposes. First, it enhances the usefulness of the assets. For locomotives, we rebuild the different diesel engines at prescribed intervals based on our experiences with each type of locomotive.

Here is a picture of one of our 4000 horsepower engines undergoing rebuild. In this photo the engine is out of the locomotive and upside down for crankshaft replacement.

“Program” Work

Enhances Asset Life

Engine Overhaul

Freight Car Life Extensions (40-50 years)

Similarly, for freight cars we have what are called “life enhancement” programs, where we make various improvements to select cars, and extend their useful life from 40 to 50 years.

This program costs between $1500-3000 per car, yet adds ten years to the life of eligible cars for a fraction of the cost of a new car.

Considering about 20% of our existing car fleet will be candidates for life enhancement programs over the next eight years, this program has the potential to save Norfolk Southern hundreds of millions of dollars in capital investment. Here is a picture of a finished car that has received multiple repairs at one of our shops.

“Program” Work

Enhances Asset Life

Engine Overhaul

Freight Car Life Extensions (40-50 years)

Adapts Assets to Changing Needs

Freight Cars Modified to Enhance Profitability

Locomotives Rebuilt for Yard Use

Another aspect of program work is adapting equipment to new roles. Freight cars have been successfully modified to improve their profitability, as well as to adapt to new customers and in some cases different commodities.

Capital Rebuild Program

Before

After

Similarly, old locomotives purchased over 30 years ago for the road fleet are rebuilt at our heavy repair shops for use in yard and local service. As these before and after shots indicate, Juniata Locomotive Shop is capable of almost anything when it comes to locomotives. Not only do our shop forces in Altoona perform remarkable work, they do so at a cost that is significantly lower than having these services performed on the outside.

Juniata Locomotive Shop

Which brings us to our Juniata Locomotive Shop in Altoona Pennsylvania. Certainly this is one of the premier locomotive maintenance facilities in North America. With literally acres under roof we have assembled locomotives here for General Motors and General Electric simultaneously. We have a number of rail customers who take advantage of our rebuild capability not only for locomotives but for locomotive components like traction motors, truck and replacement diesel engines. We also operate a large paint shop and do contract painting for a number of clients.

Juniata Locomotive Shop,
Altoona, PA

Inside the shop you can see locomotives in various stages of heavy repair, from engine overhauls to compete rebuilds, before they are returned to service.

“Program” Work

Enhances Asset Life

Engine Overhaul

Freight Car Life Extensions (40-50 years)

Adapts Assets to Changing Needs

Locomotives Rebuilt for Yard Use

Freight Cars Modified to Enhance Profitability

Reduces Costs Over the Long Haul

The most important point about these programs is they reduce both our operating expense and capital requirements over the long haul, giving us a competitive edge in terms of cost and quality of equipment. For example, our car team initiated processes where freight cars are methodically cleaned and prepared for shippers as a means of reducing the number of cars held out of service pending a mechanical inspection. Similarly, we introduced a “mid-life” tune up between engine overhauls to successfully extend intervals between major engine work.

Today’s Agenda

Equipment Snapshot

Equipment Teams – Manage Productivity

Develop “Program” Maintenance

Equipment Teams – Manage Expenditures

Generate Acquisition Plans

Our equipment teams perform a critical function in generating new equipment acquisition requests.

Equipment Acquisition Process

Plan for Growth

Three Year Marketing Forecast

Simulate Operations in Advance

Develop Replacement Equipment Needs

Each team is charged with developing the capital and expense spending requests for next year. They begin by reviewing a three year marketing (demand) forecast through a system we call “Delphi”. In addition we are currently developing enhanced modeling techniques to simulate our train network as another step in refining our equipment needs. Important factors can be learned through this simulation which impact cycle time, an important piece of the acquisition planning process.

The fleet sizing process also addresses the need for replacement equipment.

Replacement Equipment Needs

Cars and locomotives don’t run forever, so we must weigh the costs of continued operations versus replacement with new equipment. Through careful planning we determine what equipment should be retired or possibly considered for modification to a new role.

Equipment Acquisition Process

Plan for Growth

Three Year Marketing Forecast

Simulate Operations in Advance

Develop Replacement Equipment Needs

Incorporate Facility Requirements

In some cases, managing the equipment successfully means considering where and how we perform maintenance. Recently, our car team proposed, and justified, re-opening our long dormant car shop in Portsmouth, OH to meet our growing needs for car repair programs.

Portsmouth Car Shop

Here is a view of the Portsmouth Car Shop. I am pleased to report, we were successful in obtaining grants from the State of Ohio to assist with reopening this facility.

Equipment Acquisition Process

Plan for Growth

Three Year Marketing Forecast

Simulate Operations in Advance

Develop Replacement Equipment Needs

Incorporate Facility Requirements

Proposals Are Subject to Rigorous Review

Process Includes Multi-Year Planning

All of our equipment proposals are subjected to a thorough review by our financial department. Internally, our finance division has the reputation for being hard-nosed, but we all realize this rigor has been a key ingredient in seeing Norfolk Southern emerge as a leader in earning its cost of capital and generating profits.

The work our teams do in developing equipment requests is not just about next year. We charge the teams with taking the long view as well. Beyond a one and three year perspective, we develop 5 and 10 year projections for our equipment needs.

Today’s Agenda

Equipment Snapshot

Equipment Teams – Managing Productivity

Develop “Program” Maintenance

Equipment Teams – Managing Expenditures

Generate Acquisition Plans

Evaluate Short and Long Term Leases

Our teams play a third role by evaluating our leased, rolling stock.

Short and Long Term Leases

Review & Evaluate Lease Agreements

Long Term  - Seek Lower Operating Costs

Short Term - Utilize Leasing for…

Higher Risk Opportunities

Temporary Demands

Railroads typically operate a mixture of both owned and leased equipment. At Norfolk Southern, we are keenly aware of how this can influence profitability. With this in mind, our equipment teams keep a constant eye on what type of equipment is leased, as well as the lease expiration dates. In general, we leverage our financial position to keep the amount of leased equipment to a minimum to maintain lower operating costs. We do, however, recognize the advantages of leasing locomotives, and especially cars. This occurs most often when a business opportunity arises where the purchase of equipment presents high risk or is for what we believe is temporary demand.

Today’s Agenda

Equipment Snapshot

Equipment Teams – Managing Productivity

Develop “Program” Maintenance

Equipment Teams – Manage Expenditures

Generate Acquisition Plans

Manage Leased Equipment

Balance Our Resource Requirements

We know there are limits to the amount of capital we can spend in any one year, so we call on our equipment teams to perform what might be called a “balancing act”.

Balancing Resources…

Total Capital Spending for New Equipment

Expense Funds for “Programs”

Contracting Out Peak Requirements

Selectively Soliciting Maintenance Work

For example, part of the assessment completed by our teams over the past 12-18 months reveals our capital needs for new locomotives over the next five years will actually moderate, while our requirements for cars (in particular, coal cars) will be escalating. Not only do we seek to balance overall spending, we also have a special team evaluating whether funds spent on additional locomotives can be a more efficient use of capital than replacing coal cars in kind.

The teams help us to balance the expenses associated with our “program” work. Ramping up the engine overhaul program one year, only to scale it back a year or two later, is not good business. Part of this balancing act involves considering the use of outside contractors for periods of peak demand. Similarly, we insource locomotive maintenance activity to fill periods of low demand, so long as it is profitable. This activity is handled through our Thoroughbred Mechanical Services subsidiary insourcing company.

3801
3801
RJ CORMAN
RAILROAD COMPANY
3801
11. 15. 2006

Insourcing – Juniata Locomotive Shop

This photograph shows another example of the capabilities of our Juniata Facility. This GP38-2 locomotive was rebuilt as part of our insourcing program for shortline operator RJ Corman. Similarly, we have done work for Amtrak, New Jersey Transit and other commuter agencies.

Balancing Resources…

Total Capital Spending for New Equipment

Expense Funds for “Programs”

Contracting Out Peak Requirements

Selectively Soliciting Maintenance Work

Employee Hiring Requirements

Retirement of Equipment

Smoothing Out the Multi-Year Needs

All of this helps smooth out our employee hiring requirements. We believe stable employment leads to satisfied, healthy and productive employees. If accomplishing all of this means selectively accelerating some maintenance activity while slowing down another program, then that is what we do. Further, in some cases we can influence the retirement of equipment to help accommodate unforeseen changes in business. To conclude our discussion of balancing resources, I must say this. Over the years, we have learned that a key to managing equipment maintenance might be best described by what quality guru, W. Edwards Deming, called “constancy of purpose”. We work hard discerning what needs to be done. We develop our plans in an open environment of knowledgeable middle managers who bring considerable expertise to the table. We subject their plans to a continuous review. However, once we adopt a plan, we like to stick with it.

Balancing Resources

Keys to Low Cost Equipment Management

Continuously Evaluate Short & Long Term Needs

Strive for Steady State Spending

Develop Strategies for Short Intervals of Peak
Demand

While we cannot always ignore the impact of variable demand cycles, we strive to manage the acquisition and maintenance of equipment in such a way as to avoid peaks and valleys in expenditures. Over any period of three or more years, we believe the keys to low cost equipment management are threefold: 1) continuously evaluate our short term and long term needs, 2) manage for as close to steady state as practical and 3) have strategies in place to meet short interval peaks and troughs in demand.

Today’s Agenda

Equipment Snapshot

Equipment Teams – Managing Productivity

Develop “Program” Maintenance

Equipment Teams – Manage Expenditures

Generate Acquisition Plans

Manage Leased Equipment

Balance Our Resource Requirements

Introduce New Technology for Equipment

Lastly, I’d like to discuss the steps we’re taking to introduce technology into the mix.

New Technology Opportunities

Princeton University Optimization Model

Routes Empty Cars

Optimizes Network Assignment of Locomotives

One cutting-edge project currently under way is to use equipment optimization models developed in conjunction with Princeton University to improve both car and locomotive utilization. This technology is already actively routing empty freight cars to the next location for loading. Early next year it will also be assisting with the management of our locomotive fleet.

New Technology Opportunities

Princeton University Optimization Model

Routes Empty Cars

Optimizes Network Assignment of Locomotives

Wayside Detection of Equipment Problems

Wayside detection of equipment problems is an initiative shared by major carriers, where we are proactively identifying cars and locomotives with possible running gear problems and routing them to the shops.

Wayside Detection Site

With the installation of technology like this, we expect to not only enhance safety of operations, but to ultimately reduce operating costs.

New Technology Opportunities

Princeton University Optimization Model

Routes Empty Cars

Optimizes Network Assignment of Locomotives

Wayside Detection of Equipment Problems

Distributed Locomotive  Power

We are introducing what the industry calls “distributed” power.

The Distributed Power Concept

Remote Control by Radio

Known Benefits

Longer Trains

Reduced Transit Times

Reduced In-Train Forces

Possible Benefits

Reduced Fuel Consumption

The distributed power concept is one where locomotives are placed in the middle or rear of a train and controlled remotely by radio in addition to the head end power found on a conventional train. The benefits of this can take several forms. Longer trains are possible, as well as reduced transit times and lower in train forces. Further, we are testing to see if we can validate theoretical fuel savings from distributed power.

New Technology Opportunities

Princeton University Optimization Model

Routes Empty Cars

Optimizes Network Assignment of Locomotives

Wayside Detection of Equipment Problems

Distributive Power Reduces In-Train Forces

New “Eastern” Coal Car Design

At the end of last year we introduced our newly designed “Eastern” coal car. Traditionally, most coal cars were constructed of carbon steel.

Eastern Coal Car Design

Insulated Joints
for dissimilar
metals

3 CR12
Stainless
Steel

Aluminum

Carbon Steel

Because rain fall on loaded coal cars tends to accelerate the corrosion of ferrous metals, our new Eastern coal car design uses aluminum and stainless steel to stop corrosion and lower car weight. As Danny Smith pointed out, with a lighter car, this new design allows us to carry more coal, lessening our replacement car needs and making the cars more productive

New Technology Opportunities

Princeton University Optimization Model

Routes Empty Cars

Optimizes Network Assignment of Locomotives

Wayside Detection of Equipment Problems

Distributive Power Reduces In-Train Forces

New “Eastern” Coal Car Design

ECP (Electronically Controlled Pneumatic)
Brakes

Also new to our coal car fleet are Electronically Controlled Pneumatic, or ECP, brakes. These electronically controlled brakes offer instantaneous applications and releases, enhancing safety.

Norfolk Southern is one of two railroads that have petitioned and received authority from FRA to operate ECP equipped trains. This gives us the ability to begin collecting data with respect to ECP operations compared to the conventional braking system. In short Norfolk Southern is on the cutting edge with respect to developing this technology.

ECP Equipped Coal Hopper

This is one of 400 coal cars to be equipped with ECP brakes. We are also in the process of acquiring 30 locomotives equipped to operate with this advanced braking system. The locomotives actually represent the long pole in the tent with respect to beginning the testing of this technology. We expect to receive the first of the ECP equipped locomotives near the end of this month.

New Technology Opportunities

Princeton University Optimization Model

Routes Empty Cars

Optimizes Network Assignment of Locomotives

Wayside Detection of Equipment Problems

Distributive Power Reduces In-Train Forces

New “Eastern” Coal Car Design

ECP (Electronically Controlled Pneumatic) Brakes

Low Emissions Genset Switcher Locomotives

Finally, we are introducing our low emissions “Genset” Road/Switcher locomotive this summer. In some ways this is a “green” initiative for switcher locomotives comparable to General Electric’s recent announcement about a hybrid road locomotive for intercity freight trains. However, in this genset concept, we utilize oversized truck engines of about 650 hp, each diesel engine powers its own generator, hence the term “Genset”. However, by taking advantage of the millions of dollars already spent on low emissions technology for trucks, we hope to reap the benefits of lower emissions and more fuel efficient engine technology.

Genset Switcher Technology

Genset 1

Genset 2

Genset 3

This is a picture of a genset locomotive under construction where you can see the individual gensets with their diesel engines, companion alternators and overhead radiator units. These genset modules are very similar to the power generation units seen at medical buildings or office parks where they are used for standby or emergency power. Three of these gensets combined provide the electrical power comparable to a conventional railroad diesel.

Genset Road Switcher

And here you see the finished product, again assembled at our Juniata Facility. A four traction motor, 2000 horsepower road switcher locomotive will be used primarily in yard and local delivery service. We believe this to be the first genset unit equipped with dynamic brake as well, a feature we prefer for over the road operation.

PLATE "L"
SECTION "A"-"A"
1. ENGINE / ALTERNATOR GENSET
2. RADIATOR
3. RADIATOR FAN
4. GENSET SKID FRAME
5. ELECTRICAL COMPARTMENT
6. OPERATOR CAB
7. NOSE CAB
8. CONTROL STAND
9. FRONT TRACTION BLOWER
10. HVAC
11. AIR COMPRESSOR
12. REAR TRACTION BLOWER
13. BLOWER BASE AND DUCT
14. LONG ENGINE HOOD
15. ANTENNA
16. BOGIE
17. SAND FILL
18. FUEL TANK
19. HEADLIGHTS
20. NUMBER BOARDS
21. HANDBRAKE
22. DITCH LIGHTS
23. MU BOX
24. TOILET
25. DYNAMIC BRAKE
26. SHORT ENGINE HOOD
27. TRANSFORMER
28. HEAT EXCHANGER
29. COMPRESSOR CONTROL
30. FUEL BOOSTER PUMP
31. SELF LOAD ELECTRICAL EQUIP.
32. FUEL FILTER
33. 74 VOLT BATTERY
34. BATTERY BOX
35. HORN
36. REAR HOOD
REV DATE APP DESCRIPTION
- SEE DETACHED PARTS LIST -
RAILPOWER
Hybrid Technologies Corp.
ERIE, PENNSYLVANIA
DRAWN BY:
DATE:
ENG APPROVED:
DATE:
SIZE: B
TITLE: Location of Apparatus
NS
STANDARD INSTRUCTIONS: 51A000034
DRAWING: NS-RP20BD-ON SD40

Six Axle Genset Locomotive

And we are not stopping there. Working in conjunction with others, we are developing a six traction motor genset locomotive. This technology may even be applicable to road locomotives and we are pursuing that concept presently with several builders for 2008.

New Technology Opportunities

Using “Lean Manufacturing” Techniques &
Kaizen Events

Maintenance Operations

Portsmouth Car Shop

Scheduled Locomotive Maintenance

Car Requirements for Bulk Commodity Trains

And for my final point about new technology, I would like to report we are applying “Lean Manufacturing” techniques to mechanical maintenance operations here at Norfolk Southern. We are in the process of rolling this out for scheduled locomotive maintenance at one of our major shops and we plan to implement this across our system. Similarly, we will use lean techniques from the beginning as we lay out our Portsmouth, Ohio car shop. Some of the early Kaizen events have already produced significant results. Time spent in the scheduled maintenance process at our Shaffers Crossing locomotive shop is now being reduced while a recent Kaizen event at Altoona shops reduced out of service time for engine overhaul from 9 days to 5.5.

In other applications, we have recently used Kaizen Events and Lean techniques to assess our car requirements for grain and coal unit trains. We believe we have an opportunity to utilize these assets more efficiently in the future based on our work so far.

2598
NS
RailPictures.Net - Image Copyright © Tony Kimmel

Moving on the Right Track

Thank you for your attention. This concludes my remarks….